SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): October 26, 2004
                               (October 21, 2004)

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      New York                      0-30183                     13-4025362
--------------------------------------------------------------------------------
    (State or Other          (Commission File Number)         (IRS Employer
    Jurisdiction of                                         Identification No.)
    Incorporation or
     Organization)


                                  8/F East Area
                    Century Golden Resources Business Center
                                 69 Banjing Road
                                Haidian District
                       Beijing, People's Republic of China
                                     100089

                     --------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                +86-10-884-52568

               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 21, 2004, Minghua Group International Holdings Limited, a corporation organized under the laws of the State of New York (the "Company") entered into a Stock Purchase Agreement with Mr. Sin Keung Kok (the "Seller").

      The Seller and Top Team Holdings Limited, a British Virgin Islands corporation and indirect wholly-owned subsidiary of the Company ("Top Team"), formed Ming Hua Environmental Protection Science and Technology Limited, a Hong Kong corporation ("Ming Hua EPST"). Top Team is the owner of 57% of the equity of Ming Hua EPST and the Seller is the owner of the remaining 43% of the equity (the "Equity") of Ming Hua EPST.

      Ming Hua EPST is the sole owner of each of Good View Bus Manufacturing (Holdings) Company Limited ("Good View") and Eagle Bus Development Limited ("Eagle"), both corporations organized under the laws of the People's Republic of China. Good View and Eagle collectively own approximately 90% of Guangzhou City View Bus Installation Co. Ltd. (the "Manufacturing Company") with Guangzhou Public Automobile Company No. 2 owning the remaining 10%.

      The Manufacturing Company is the owner and operator of a manufacturing facility that the Company intends to utilize to manufacture its hybrid busses.

      Pursuant to the Stock Purchase Agreement, the Company agreed to purchase the Seller's Equity for an aggregate purchase price of RMB 14,000,000 (approx. US$1,690,474) and become the sole beneficial owner of Ming Hua EPST, thereby increasing its percentage beneficial ownership in the Manufacturing Company. Under the terms of the Stock Purchase Agreement, the Company is obligated to pay to the Seller RMB 1,000,000 (approx. US$120,748) on the seventh day following the execution of the Stock Purchase Agreement with the remaining RMB 13,000,000 (approx. US$1,569,726) portion of the purchase price to be paid to the Seller on the thirtieth day following the transfer of the Equity into the name of the Company or its designee.

      Upon acquisition of the Equity, the Company intends to register the Equity in the name of Euromax International Investments Limited, an indirect wholly-owned subsidiary of the Company.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

Exhibit 10 - Stock Purchase Agreement, dated October 21, 2004, between the Company and the Seller.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

                           MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                           By: /s/ Chang-de Li
                               -------------------------------------------------
                                   Chang-de Li, Chief Executive Officer

                                  EXHIBIT INDEX

----------------------- --------------------------------------------------------
Exhibit Number                       Exhibit Description
----------------------- --------------------------------------------------------

10 Stock Purchase Agreement, dated October 21, 2004, between the Company and the Seller.

----------------------- --------------------------------------------------------